UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39472	25-1450605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.125% Series A Non-Cumulative, Perpetual Preferred Stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 18, 2023, CNB Financial Corporation (the “Corporation”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Corporation’s shareholders considered the following proposals: (i) to elect four Class 1 directors and one Class 3 director; (ii) to vote on a non-binding advisory resolution on the compensation program for the Corporation’s named executive officers; and (iii) to ratify the appointment of FORVIS, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2023. The proposals are described in detail in the Corporation’s Definitive Proxy Statement for the Annual Meeting, which was filed with the SEC on March 9, 2023. The final results for the votes regarding each proposal are set forth below.

Election of Class 1 Directors

At the Annual Meeting, the following persons were duly elected as Class 1 directors, to serve until the Corporation’s 2026 Annual Meeting of Shareholders:

	Peter F. Smith	Jeffrey S. Powell	Francis X. Straub, III	Peter C. Varischetti
For	13,153,716	13,700,696	13,974,800	13,964,157
Against	1,074,946	585,680	280,776	290,999
Abstentions	87,158	29,443	60,243	60,663
Broker Non-Votes	2,043,259	2,043,259	2,043,259	2,043,259

Election of Class 3 Director

At the Annual Meeting, the following person was duly elected as a Class 3 director, to serve until the Corporation’s 2024 Annual Meeting of Shareholders:

Michael D. Peduzzi
For	13,959,513
Against	317,623
Abstentions	38,684
Broker Non-Votes	2,043,259

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Corporation’s shareholders approved, by non-binding advisory vote, the compensation paid to the Corporation’s named executive offices. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,592,188	540,130	183,498	2,043,259

Ratification of FORVIS, LLP as the Corporation’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Corporation’s shareholders ratified the appointment of FORVIS, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2023. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,158,191	117,746	83,139	—

The results reported above are final voting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: April 19, 2023	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer